NOTE PURCHASE AGREEMENT

Good Gaming, Inc., a Nevada corporation (the "***Company***"), and the undersigned (the "***Investor***") are entering into this Note Purchase Agreement dated as of November 30, 2016 (this "***Agreement***").

RECITAL

To provide the Company with additional resources to conduct its business, the Investor is willing to loan to the Company an amount up to $150,000, subject to the conditions specified herein.

AGREEMENT

Now, therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Investor, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of Notes

(a) Issuance of Note. Subject to the terms and conditions hereof, the Company shall sell and issue, and the Investor shall purchase, a senior secured promissory note in the form of **Exhibit A** attached hereto (the "***Note***") with an aggregate principal amount of $150,000, in two closings (each, a "***Closing***") in two equal installments. The first Closing shall take place remotely via exchange of signatures and documents at the time this Agreement is signed by the Company and the Investor and the second Closing shall take place no later than December 29, 2016 (each, a "***Closing Date***"). At the first Closing, the Company will deliver to the Investor the Note against receipt by the Company from the Investor of the principal amount of the Note, which shall reflect the aggregate principal amount of the Note; however, it shall be funded in accordance with the foregoing (the "***Purchase Price***"). The Purchase Price shall be paid by check or wire transfer. The Note will be registered in the Investor's name in the Company's records..

(b) Payments. The Company will make all cash payments due under the Note in immediately available funds by 3:00 p.m. (Eastern Time) on the date such payment is due in the manner and at the address of the Investor as specified on the signature page attached hereto or at such other address as the Investor or other registered holder of such Note (each, a "***Holder***") may from time to time direct the Company in writing pursuant to Section 8(f).

2. Pledged Shares. In order to induce the Investor to make the loans, CMG Holdings Group, Inc. ("***Pledgor***") hereby grants and pledges to the Holder, its successors and assigns, certain shares of the Company's Class C Preferred Shares (the "***Pledged Shares***"), as more fully described in that certain Pledge Agreement, by and among the Company, Pledgor and the Investor (the "***Pledge Agreement***"), in order to secure the payment and performance of all obligations of any kind or nature of the Company now or hereafter existing under this Agreement and the Note (collectively, with the Pledge Agreement and all exhibits attached hereto, the "***Transaction Documents***"), whether for principal, interest, costs, fees, expenses or otherwise.

3. Representations and Warranties of the Company. As of the Closing, the Company hereby represents and warrants to the Investor purchasing the Note as follows:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to carry on its business as now conducted, and (iii) is duly qualified as a foreign

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corporation, and is in good standing, in each jurisdiction in which the nature of its activities and properties makes such qualification necessary, except for those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the Company.

(b) Authority. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement, including the issuance and delivery of the Note, including without limitation approval of all of the Company's disinterested members of the board of directors, has been taken or will be taken before the issuance of the Note.

(c) Enforceability. The Transaction Documents, when executed and delivered by the Company, shall constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

(d) Noncontravention. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not, except as could not reasonably be expected to have a material adverse effect on the Company, (i) violate (x) the Company's Articles of Incorporation or Bylaws, (y) any material order, writ, injunction, judgment or decree of any governmental authority applicable to the Company or any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound, or (z) to the Company's knowledge, any statute, rule or regulation applicable to the Company or (ii) result in the creation or imposition of any lien or other similar encumbrance (other than arising under the Transaction Documents) upon any assets of the Company.

4. ***Representations and Warranties of the Investor***. As of the Closing, the Investor hereby represents and warrants to the Company as follows:

(a) Authority; Enforceability. The Investor has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement, when executed and delivered by the Investor, shall constitute a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

(b) Investment Intent. The Investor is acquiring the Note solely for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, transferring, granting any participation in, or otherwise distributing the same. The Investor does not have, with respect to the Note, any contract, agreement, arrangement, commitment, undertaking or instrument, whether written or oral, with any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, unincorporated association, joint venture or other entity or governmental authority (each, a "***Person***" and together, "***Persons***") to sell, transfer, grant participations or otherwise distribute the same to such Person or to any third Person. The Investor has not been formed for the specific purpose of acquiring the Note.

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(c) Disclosure of Information. The Investor has received, or has had full access to, all of the information it considers necessary or appropriate to make an informed investment decision with respect to the Note. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the business, management, properties and financial condition of the Company.

(d) Investment Experience. The Investor can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Note and protecting its own interests in connection with such investment. The Investor acknowledges that any investment in the Note involves an extremely high degree of risk and that the Company's future prospects are uncertain.

(e) Accredited Investor. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("***SEC***") Rule 501 of Regulation D, as presently in effect since all of its equity owners are accredited investors.

5. Conditions to Obligations of the Investor. The Investor's obligation to purchase the Note at each Closing is subject to the fulfillment, on or prior to such Closing Date, of the following conditions, any of which may be waived, in whole or in part, by the Investor:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct when made and on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note.

(c) Legal Requirements. At each Closing, the sale and issuance by the Company, and the purchase by the Investor of the Note shall be legally permitted by all laws and regulations to which the Company or the Investor are subject.

(d) Transaction Documents. The Company shall have duly executed and delivered to the Investor this Agreement, the Note being issued to the Investor hereunder and the Pledge Agreement and the Company shall have caused the Pledgor to execute the Pledge Agreement.

6. Conditions to Obligations of the Company. The Company's obligation to sell and issue the Note at each Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived, in whole or in part, by the Company:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 4 shall be true and correct when made and on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Legal Requirements. At each Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Note shall be legally permitted by all laws and regulations to which the Company or the Investor are subject.

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(d) Transaction Documents; Purchase Price. The Investor shall have delivered to the Company (i) this Agreement duly executed by the Investor and (ii) the Purchase Price in respect of the Note being purchased by the Investor.

7. Restrictions on Transfer.

(a) Restricted Securities. The Investor understands that the Note has not been, and will not be, (i) registered under the Securities Act of 1933, as amended (the "***Securities Act***"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Investor's investment intent and the accuracy of the Investor's representations and warranties as expressed herein or (ii) registered or qualified in any state in which they are offered. The Investor also understands that the Note is a "restricted security" under applicable federal and state securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that, pursuant to such laws, the Investor must hold the Note indefinitely unless it is registered with the SEC and qualified by state authorities or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Note for resale and that, if an exemption from registration or qualification is available, it may be conditioned on various requirements, including the time and manner of sale, the holding period for the securities and requirements relating to the Company which are outside of the Investor's control and which the Company is under no obligation, and may not be able, to satisfy.

(b) Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth herein, the Investor agrees not to make any sale or disposition of all or any portion of the Note unless and until the transferee has agreed, in writing, for the benefit of the Company to be subject to all of the terms and conditions hereof to the same extent as if the transferee were the original holder of the Note and:

(i) there is then in effect a registration or offering statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; or

(ii) the Investor shall have notified the Company of the proposed sale or disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed sale or disposition and, if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such sale or disposition will not require registration under the Securities Act or any applicable state securities laws; provided, however, that, except in unusual circumstances, no such opinion shall be required for sales or dispositions made in compliance with SEC Rule 144.

Notwithstanding the provisions of clauses (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by (x) the Investor (if the Investor is a partnership or limited liability company) to a partner (or retired partner) or member (or retired member) of the Investor, or to the estate of any such partner, retired partner, member or retired member, or (y) gift, will or intestate succession to the Investor's spouse, siblings, lineal descendants or ancestors. The Company may issue stop-transfer instructions to its transfer agent in connection with the transfer restrictions set forth in this Agreement.

(c) Registration, Exchange and Replacement of the Note. The Company will keep books for the registration (and registration of transfer) of the Note. Prior to presentation of the Note for registration or transfer, the Company shall treat the Person in whose name the Note is registered as the owner and

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holder of the Note for all purposes, whether or not the Note is overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on, or conditions to, transfer set forth herein, the Holder may, at its option, in person or by duly authorized attorney, surrender his/her/its Note for exchange at the Company's principal office and, promptly thereafter, at the Company's expense, receive in exchange therefor one or more new notes for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered, dividing such unpaid principal amount among the new note or notes, as applicable, in the proportions so requested, in writing, by such Holder or his/her/its duly authorized attorney, dated the date to which interest shall have been paid on the Note so surrendered (or, if no interest shall have yet been so paid, dated the date of the Note so surrendered) and registered in the name of such Person or Persons as shall have been designated, in writing, by such Holder or his/her/its duly authorized attorney. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of the Note and either (i) the receipt of an indemnity acceptable to the Company (in the case of loss, theft or destruction) or (ii) surrender of the Note (in the case of mutilation), the Company shall, at its expense, execute and deliver in lieu of such Note a new note executed in the same manner as the Note being replaced, in the same principal amount as the then unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note (or, if no interest shall have yet been so paid, dated the date of such Note).

8. Miscellaneous.

(a) Company Covenant. The Company hereby covenants that it will not issue any other security or take any other action that alters or adversely changes the rights and preferences of the class of Pledged Shares while the Note is outstanding.

(b) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery hereof and the Closing and shall in no way be affected by any investigation made by or on behalf of any party hereto.

(c) Successors and Assigns. The Company may not assign, by operation of law or otherwise, in whole or in part, any of its rights, interests or obligations hereunder without the prior written consent of the Investor. Subject to the restrictions on transfer described herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors, permitted assigns, heirs, executors, administrators and transferees of the parties hereto. Nothing herein, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, permitted assigns, heirs, executors and administrators any rights, duties or obligations under or by reason of this Agreement, except as expressly provided herein.

(d) Governing Law. The validity of this Agreement, and the construction, interpretation, and enforcement hereof, shall be governed by and construed under the internal laws of the State of New York, without regard to conflict of law provisions. The Company agrees that any suit arising out of or related to this Agreement may be brought only in a New York state or, to the extent permitted by law, federal court sitting in New York County, New York, as the Holder may elect in its sole discretion, and consents to the non-exclusive jurisdiction of such courts.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. The exchange of copies hereof, including signature pages hereto, by facsimile, e-mail or other means of electronic transmission shall constitute effective execution and delivery hereof as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures transmitted by facsimile, e-mail or other means of electronic transmission shall be deemed to be original signatures for all purposes.

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(f) Interpretation. Capitalized terms shall have the meanings as defined herein, and the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined. For purposes of this Agreement, (x) words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation," (y) the word "or" is not exclusive, and (z) the words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to a Section or an Exhibit mean a Section or an Exhibit of, or attached to, this Agreement; (ii) to agreements, instruments and other documents shall be deemed to include all subsequent amendments, supplements and other modifications thereto; (iii) to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; (iv) to any Person includes such Person's successors and assigns, but, if applicable, only if such successors and assigns are not prohibited by this Agreement; and (v) to any gender includes each other gender. The Exhibits attached hereto shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The titles, captions and headings herein are for convenience of reference only and shall not affect the meaning or interpretation hereof. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(g) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) one business day after being deposited with an overnight courier service (costs pre-paid), (iii) when sent by facsimile or e-mail if sent during normal business hours and on the next business day if sent after normal business hours, in each case with confirmation of transmission by the transmitting equipment, or (iv) when received or rejected by the addressee, if sent by certified or registered mail, return receipt requested, postage pre-paid, in each case to the addresses, facsimile numbers and e-mail addresses and marked to the attention of the person (by name or title) designated on the signature page hereto or to such other address, facsimile number, e-mail address or person as such party may designate by a notice delivered to the other parties hereto.

(h) Expenses. Each party shall pay all of his/her/its own costs and expenses (including attorney's fees and disbursements) that he/she/it incurs with respect to the negotiation, execution and delivery of the Transaction Documents.

(i) Amendments and Waivers. Any provision of the Transaction Documents may be amended or waived upon the written consent of the Company and the Investor. No waivers of, or exceptions to, any term, condition or provision hereof, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

(j) Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part hereof by the Investor, whether arising by reason of the law of the Investor's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement or any part hereof with respect to the Investor. Should any provision contained herein be held as invalid, illegal or unenforceable, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties with any such modification to become a part hereof and treated as though originally set forth herein.

(k) Delays or Omissions. Except as otherwise provided herein, no delay or omission to exercise any right, power or remedy accruing to any party hereunder upon any breach or default of any other party hereunder shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an

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acquiescence therein, or of (or in) any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Subject to Section 8(g) and Section 8(i), any waiver, permit, consent or approval, of any kind or character on the part of any party, of any breach or default hereunder (or any waiver on the part of any party of any provisions or conditions hereof) must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either hereunder or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(l) Entire Agreement. The Transaction Documents constitute the full and entire understanding and agreement of the parties hereto with respect to the subject matter contained therein and supersede any and all other communications, representations, agreements, understandings and letters of intent, whether written or oral, between or among any of the parties hereto with respect to the subject matter contained therein.

(m) Further Assurances. Each party hereto agrees to cooperate fully with the other parties hereto and to execute and deliver, or cause to be executed and delivered, such further agreements, instruments and documents and to give such further written assurance and take such further acts as may be reasonably requested by any other party hereto to evidence and reflect the transactions contemplated by the Transaction Documents and to carry into effect the intents and purposes of the Transaction Documents.

(signature page follows)

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IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed and delivered.

COMPANY:

Good Gaming, Inc.
a Nevada corporation

By: [signature]
Name: Vikram Grover
Title: CEO
Date: 11/30/2016
Address: 2130 N Lincoln Park West #8N
Chicago, IL 60614

Facsimile: 773-697-7397
E-mail: vikgrover@good-gaming.com
Attention: Vikram Grover / Glenn Laken

INVESTOR:

ViaOne Services, LLC

DocuSigned by:
David B. Dorwart
CC412124422B43B...

By:
Name: David B. Dorwart
Title: Chairman
Date: 11/30/16
Address: 415 McFarlan Road
Suite 108
Kennett Square, PA 19348
Facsimile:
E-mail: david.dorwart@viaoneservices.com
Attention: David Dorwart

Exhibit A

Form of Note

See attached.

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